EXHIBIT 99.1


                        WERNER ENTERPRISES, INC.
                           14507 Frontier Road
                             P.O. Box 45308
                         Omaha, Nebraska  68145

FOR IMMEDIATE RELEASE                  Contact:  Robert E. Synowicki, Jr.
---------------------                                     (402) 894-3000

        WERNER ENTERPRISES REPORTS RECORD SECOND QUARTER EARNINGS

Omaha, Nebraska, July 16, 1998:
-------------------------------
       Werner Enterprises, Inc. (Werner), a nationwide truckload transportation company, today reported record operating revenues and earnings for the second quarter ended June 30, 1998. Operating revenues increased to $211.7 million for the 1998 second quarter compared to $193.6 million for the same period of 1997. Second quarter net income increased 20% to $15.0 million ($.31 per diluted share) in 1998 compared to $12.5 million ($.26 per diluted share) in second quarter 1997.

      On May 13, 1998, Werner issued shares for a five-for-four common stock split effected in the form of a 25% stock dividend from authorized and unissued shares to stockholders of record on April 27, 1998. The number of shares of stock and the per share amounts for all periods below reflect the effect of the stock split.


                                        INCOME STATEMENT DATA
                                             (Unaudited)
                                            (In thousands)

                              Quarter       % of        Quarter      % of
                               Ended     Operating       Ended     Operating
                              6/30/98     Revenues      6/30/97    Revenues
                             --------    ---------     --------    --------
Operating revenues           $211,678        100.0     $193,635       100.0
                             --------    ---------     --------    --------
Operating expenses:
   Salaries, wages and
     benefits                  79,679         37.6       70,635        36.5
   Fuel                        14,198          6.7       16,719         8.6
   Supplies and maintenance    17,214          8.1       15,548         8.0
   Taxes and licenses          16,679          7.9       15,208         7.9
   Insurance and claims         5,978          2.8        4,901         2.5
   Depreciation                20,372          9.6       17,976         9.3
   Rent and purchased
     transportation            32,815         15.6       33,004        17.0
   Communications and
    utilities                   2,549          1.2        1,937         1.0
   Other                       (2,848)        (1.3)      (2,342)       (1.2)
                             --------    ---------     --------    --------
    Total operating expenses  186,636         88.2      173,586        89.6
                             --------    ---------     --------    --------
Operating income               25,042         11.8       20,049        10.4
                             --------    ---------     --------    --------


Other expense (income):
   Interest expense             1,238          0.6          588         0.3
   Interest income               (430)        (0.2)        (299)       (0.1)
   Other                           21          0.0           36         0.0
                             --------    ---------     --------    --------
      Total other expense         829          0.4          325         0.2
                             --------    ---------     --------    --------
Income before income taxes     24,213         11.4       19,724        10.2
Income taxes                    9,201          4.3        7,192         3.7
                             --------    ---------     --------    --------
Net income                    $15,012          7.1      $12,532         6.5
                             ========    =========     ========    ========
Average common shares
  outstanding                  47,883                    47,728
                             ========                  ========
Earnings per share               $.31                      $.26
                             ========                  ========

Diluted shares outstanding     48,185                    47,928
                             ========                  ========
Diluted earnings per share       $.31                      $.26
                             ========                  ========

                             Six Months    % of       Six Months     % of
                               Ended     Operating       Ended     Operating
                              6/30/98    Revenues       6/30/97    Revenues
                             --------    ---------     --------    --------
Operating revenues           $411,385        100.0     $365,684       100.0
                             --------    ---------     --------    --------
Operating expenses:
   Salaries, wages and
    benefits                  153,982         37.4      133,908        36.6
   Fuel                        28,896          7.0       33,984         9.3
   Supplies and maintenance    34,723          8.4       30,493         8.4
   Taxes and licenses          32,531          7.9       27,927         7.6
   Insurance and claims        12,623          3.1       11,251         3.1
   Depreciation                39,831          9.7       35,224         9.6
   Rent and purchased
    transportation             66,192         16.1       60,652        16.6
   Communications and
    utilities                   5,108          1.3        4,121         1.1
   Other                       (5,686)        (1.4)      (3,378)       (0.9)
                             --------    ---------     --------    --------
    Total operating expenses  368,200         89.5      334,182        91.4
                             --------    ---------     --------    --------
Operating income               43,185         10.5       31,502         8.6
                             --------    ---------     --------    --------
Other expense (income):
   Interest expense             2,244          0.5        1,035         0.3
   Interest income               (850)        (0.2)        (714)       (0.2)
   Other                           41          0.0           65         0.0
                             --------    ---------     --------    --------
      Total other expense       1,435          0.3          386         0.1
                             --------    ---------     --------    --------
Income before income taxes     41,750         10.2       31,116         8.5
Income taxes                   15,865          3.9       11,135         3.0
                             --------    ---------     --------    --------
Net income                    $25,885          6.3      $19,981         5.5
                             ========    =========     ========    ========
Average common shares
 outstanding                   47,852                    47,608
                             ========                  ========
Earnings per share               $.54                      $.42
                             ========                  ========

Diluted shares outstanding     48,156                    47,792
                             ========                  ========
Diluted earnings per share       $.54                      $.42
                             ========                  ========

                                    BALANCE SHEET DATA
                                        (Unaudited)
                                      (In thousands)

                               As of                    As of
                              6/30/98                  12/31/97
                             --------                  --------
Current assets               $139,781                  $145,792

Total assets                  706,702                   667,638

Current liabilities            78,675                    91,791

Long-term debt                 80,000                    60,000

Stockholders' equity          420,493                   395,118

      Werner's common stock is traded on The Nasdaq Stock Market under the symbol WERN.